Exhibit 99.1
Opendoor Regains Compliance with Nasdaq Minimum Bid Price Requirement and Cancels Special Meeting of Stockholders
SAN FRANCISCO, August 1, 2025 -- Opendoor Technologies Inc. (“Opendoor” or the “Company”) (Nasdaq: OPEN), a leading e-commerce platform for residential real estate transactions, today announced it received written notice from the Nasdaq Stock Market LLC that the Company has regained compliance with Nasdaq’s minimum bid price requirement. Opendoor’s common stock will continue to be listed on the Nasdaq Global Select Market.
To regain compliance with the minimum bid price requirement, the Company's shares were required to maintain a closing bid price of $1.00 or more for at least 10 consecutive business days. Nasdaq’s notice confirmed that Opendoor maintained a closing bid price of at least $1.00 for 12 consecutive business days from July 15, 2025 to July 30, 2025, thereby regaining compliance with the minimum bid price requirement. Accordingly, Nasdaq has determined that the matter is now closed.
The Board of Directors of the Company has decided to cancel the Special Meeting of Stockholders, scheduled for August 27, 2025, which was intended to consider two proposals related to a discretionary reverse stock split of the Company’s common stock. In light of Opendoor regaining compliance with the minimum bid price requirement, the Board has determined that it is in the best interests of the Company and its stockholders to not proceed with the reverse stock split proposal at this time and to cancel the Special Meeting.
About Opendoor
Opendoor is a leading e-commerce platform for residential real estate transactions whose mission is to power life’s progress, one move at a time. Since 2014, Opendoor has provided people across the U.S. with a simple and certain way to sell and buy a home. Opendoor is a team of problem solvers, innovators, and operators who are leading the future of real estate. Opendoor currently operates in markets nationwide.
For more information, please visit www.opendoor.com
Forward Looking Statements
This press release contains certain forward-looking statements within the meaning of Section 27A the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking, including statements regarding the Company’s ability to comply with the continued listing requirements for the Nasdaq Global Select Market. These forward-looking statements generally are identified by the words “anticipate”, “believe”, “contemplate”, “continue”, “could”, “estimate”, “expect”, “forecast”, “future”, “guidance”, “intend”, “may”, “might”, “opportunity”, “outlook”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “strategy”, “strive”, “target”, “vision”, “will”, or “would”, any negative of these words or other similar terms or expressions. The absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. The factors that could cause or contribute to actual future events to differ materially from the forward-looking statements in this press release include but are not limited to: the

Company’s ability to continue to comply with the continued listing requirements of the Nasdaq Global Select Market; risks associated with the Company’s indebtedness and capital structure; the current and future health and stability of the economy, financial conditions and residential housing market, including any extended downturns or slowdowns; changes in general economic and financial conditions (including federal monetary policy, the imposition of tariffs and price or exchange controls, interest rates, inflation, actual or anticipated recession, home price fluctuations, and housing inventory), as well as the probability of such changes occurring, that impact demand for the Company’s products and services, lower the Company’s profitability or reduce its access to future financings; actual or anticipated fluctuations in the Company’s financial condition and results of operations; the Company’s ability to access sources of capital, including debt financing and securitization funding to finance its real estate inventories and other sources of capital to finance operations and growth; and the volatility in the price of the Company’s common stock. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2025, as updated by its periodic reports and other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.
Contacts
Investors:
investors@opendoor.com
Media:
press@opendoor.com